UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 7, 2015

24HOLDINGS INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-22281	33-0726608
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

750 Third Avenue, 13th Floor, New York, NY	10017
(Address Of Principal Executive Office)	(Zip Code)

Registrant's telephone number, including area code (973) 635-4047

131 Columbia Turnpike, Suite #1, Florham Park, NJ 07932

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 7, 2015, Arnold P. Kling and Kirk M. Warshaw resigned from each of their respective positions as a director and as officers of 24Holdings Inc., a Delaware corporation (the “Company”). Messrs. Kling’s and Warshaw’s resignation as directors and Mr. Warshaw’s resignation from his positions as Chief Financial Officer and Secretary of the Company were effective immediately, and Mr. Kling’s resignation from his positions as President of the Company was effective as of the close of business on December 7, 2015. Messrs. Kling’s and Warshaw’s resignation were not due to any disagreement with the Company or its management on any matter relating to the Company’s operations, policies or practices.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

24Holdings Inc.

Dated: December 7, 2015	By:	/s/ Arnold P. Kling
Arnold P. Kling,
President